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                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69475 for Hartford Life Insurance Company Separate Account Seven on Form N-4.

Hartford, Connecticut                    /s/ Arthur Andersen LLP
June 30, 1999